Restricted Stock Grant	3 Months Ended
Mar. 31, 2014
Restricted Grant Stock [Abstract]
Restricted Grant Stock [Text Block]

12. Restricted Stock Grant

On September 9, 2011, upon stockholders approval at the 2011 annual meeting of stockholders, the Company granted 1,000,000 shares of its restricted common stock (the “Restricted Shares”) to Mr. Ran, the Company’s chief executive officer. Under the terms of the restricted shares agreement (the “Restricted Shares Agreement”), Mr. Ran agreed to forfeit options held by him exercisable for an aggregate of 280,000 shares of common stock of the Company (“Common Stock”) with exercise prices above $1.21 per share and agreed not to exercise additional options held by him for an aggregate of 210,000 shares of Common Stock with exercise prices below $1.21 per share, all of which expired unexercised as of March 31, 2014. In addition, Mr. Ran may not sell, convey, transfer, pledge, encumber or otherwise dispose of the Restricted Shares until the earliest to occur of the following: (i) September 9, 2026, with respect to one-third of the Restricted Shares, September 9, 2027 with respect to an additional one-third of the Restricted Shares and September 9, 2028 with respect to the final one-third of the Restricted Shares; (ii) the date on which Mr. Ran’s employment is terminated by the Company for any reason other than for “Cause” (i.e., misconduct that is materially injurious to us monetarily or otherwise, including engaging in any conduct that constitutes a felony under federal, state or local law); or (iii) the date on which Mr. Ran’s employment is terminated on account of (A) his death; or (B) his disability, which, in the opinion of his personal physician and a physician selected by the Company prevents him from being employed with the Company on a full-time basis (each such date being referred to as a “Risk Termination Date”). If at any time prior to a Risk Termination Date Mr. Ran’s employment is terminated by the Company for Cause or by Mr. Ran voluntarily for any reason other than death or disability, Mr. Ran will forfeit that portion of the Restricted Shares which have not previously vested. Mr. Ran will have the power to vote the Restricted Shares and will be entitled to all dividends payable with respect to the Restricted Shares from the date the Restricted Shares are issued.
In connection with the Compensation Committee’s approval of the foregoing grant of Restricted Shares, the Compensation Committee consulted with and obtained the concurrence of independent compensation experts and informed Mr. Ran that it had no present intention of continuing its prior practice of annually awarding stock options to Mr. Ran as CEO. Also Mr. Ran, advised the Compensation Committee that he would not seek future stock option grants.
The grant of Restricted Shares was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended. The stock certificates for the Restricted Shares were imprinted with restrictive legends and are held in escrow until vesting occurs.